UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2016

Acadia Healthcare Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000
(Address of Principal Executive Offices)

(615) 861-6000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On April 28, 2016, Acadia Healthcare Company, Inc. (“Acadia”) issued a press release announcing, among other things, Acadia’s operating and financial results for the first quarter ended March 31, 2016. The press release is furnished herewith as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)      Exhibits.

99       Press Release of Acadia Healthcare Company, Inc., dated April 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: April 28, 2016	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

99	Press Release of Acadia Healthcare Company, Inc., dated April 28, 2016